Exhibit 99.2 NOVELIS Q3 FISCAL 2019 EARNINGS CONFERENCE CALL February 5, 2019 Steve Fisher President and Chief Executive Officer Dev Ahuja Senior Vice President and Chief Financial Officer © 2019 Novelis

SAFE HARBOR STATEMENT Forward-looking statements Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward- looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward looking statements in this news release are statements about our expectation that the pending Aleris acquisition will close in the third quarter of this year. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward- looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing including in connection with potential acquisitions and investments; risks relating to, and our ability to consummate, pending and future acquisitions, investments or divestitures, including the pending acquisition of Aleris Corporation; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, breakdown of equipment and other events; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy; changes in government regulations, particularly those affecting taxes, derivative instruments, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our credit facilities and other financing agreements; and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 are specifically incorporated by reference into this news release. © 2019 Novelis 2

HIGHLIGHTS Trailing Twelve Month Adjusted EBITDA ($M) . Record third quarter Adjusted 1,400 EBITDA and shipments 1,313 1,330 1,300 1,260 . Solid operational performance 1,215 1,188 1,200 . Strong customer demand for sustainable, lightweight aluminum in 1,100 a seasonally low quarter 1,000 . Optimizing product mix . Continued cost focus, including through metal mix . Automotive expansion projects in US and China are under construction and on schedule . Announced expansion plans in Brazil to meet growing customer demand . Pending Aleris acquisition continues to progress forward © 2019 Novelis 3

SOUTH AMERICAN EXPANSION TO MEET DEMAND Pindamonhangaba, Brazil . Supporting our customers’ growth . 4-5% local beverage can growth . Package mix shift toward sustainable aluminum solutions . Economic growth . $175 million investment . 100kt of additional rolling capacity and 60kt of recycling capacity . Opening in 2021 Increases global rolling capacity to ~3.4 million tonnes © 2019 Novelis 4

ALERIS ACQUISITION UPDATE . On July 26, 2018, signed definitive agreement to purchase Aleris for $2.58B ($775M in cash for the equity, and the assumption of debt1) . Continue to work through regulatory and closing process . Expect to close the transaction in Q3 calendar year 2019 (Jul-Sep) . Commitment to Net Debt/Adjusted EBITDA forecasted to peak below 4x at close; return to 3x within two years . Secured bridge financing in December 2018 © 2019 Novelis 5 1) Aleris 3/31/2018 Net Debt plus $103M in fees associated with June refinancing. Excludes exchangeable notes of $45M which convert to equity.

FINANCIAL HIGHLIGHTS © 2019 Novelis

Q3 FISCAL 2019 FINANCIAL HIGHLIGHTS Q3FY19 vs Q3FY18 Quarterly Adjusted EBITDA ($M) . Net income of $78 million 375 350 322 . Excluding tax-effected special 325 305 items*, net income $101 million 300 275 compared to $138 million PY 250 225 . $34 million prior year benefit from 200 US tax reform . Adjusted EBITDA up 6% from $305 million to $322 million Net Leverage ratio Net debt/TTM Adjusted EBITDA . Sales up 3% to $3.0 billion 6.0 . Total FRP Shipments up 1% to 800 5.5 5.0 kilotonnes 4.5 4.0 . Strong liquidity position at $1.7 3.5 billion 3.0 2.8 2.5 . Net leverage ratio 2.8x © 2019 Novelis 7 *Tax-effected special items may include restructuring & impairment, metal price lag, gain/loss on assets held for sale, loss on extinguishment of debt, loss on sale of business, business acquisition and other integration costs.

Q3 ADJUSTED EBITDA BRIDGE $ Millions 21 (5) 322 6 (7) 2 305 Q3FY18 Volume Price/Mix Operating Cost FX SG&A and Other Q3FY19 Proven operational performance and strong market conditions © 2019 Novelis 8

FREE CASH FLOW $ Millions . YTD free cash flow before capital YTD YTD expenditures increased $98 FY19 FY18 million: Adjusted EBITDA 1,011 896 . 13% increase in Adjusted Interest paid (189) (197) EBITDA Taxes paid (125) (107) . Partially offset by higher taxes Working capital & other (360) (353) Free cash flow before CapEx 337 239 . Funding increased capital expenditures for organic growth Capital expenditures (210) (136) Free cash flow* 127 103 . Expect FY19 full year capital expenditures ~$400 million * Free cash flow excludes the gain from Ulsan Aluminum JV transaction and Sierre transaction; see definition of Free Cash Flow in Appendix © 2019 Novelis 9

ALERIS FINANCING . 100% debt-funded deal at Novelis . Net Debt/Adjusted EBITDA forecasted to peak below 4x at close; return to 3x within two years . Secured bridge financing in December 2018 . $775 million incremental secured term loan with a five year maturity to fund equity . $1.5 billion short-term unsecured bridge loan with up to one year maturity for refinancing © 2019 Novelis 10

OUTLOOK & SUMMARY © 2019 Novelis

SUMMARY . Strong operating performance and favorable market conditions driving financial growth . Positive market conditions near and long term in key end markets . Making disciplined strategic investments to diversify our product portfolio and strengthen our business . Pending Aleris acquisition continues to progress © 2019 Novelis 12

THANK YOU AND QUESTIONS THANK YOU QUESTIONS? © 2019 Novelis

APPENDIX © 2019 Novelis

NET INCOME RECONCILIATION TO ADJUSTED EBITDA Q1 Q2 Q3 (in $ m) Q1 Q2 Q3 Q4 FY18 FY19 FY19 FY19 Net income attributable to our common shareholder 101 307 121 106 635 137 116 78 - Noncontrolling interests - - (16) 3 (13) - - - - Income tax provision 43 116 20 54 233 53 64 37 - Interest, net 62 62 62 60 246 63 66 64 - Depreciation and amortization 90 91 86 87 354 86 86 88 EBITDA 296 576 273 310 1,455 339 332 267 - Unrealized (gain) loss on derivatives (16) 18 (15) (7) (20) 4 (1) 6 - Realized (gain) loss on derivative instruments not included in segment (1) - 1 - - - (1) - income - Proportional consolidation 8 8 17 18 51 16 15 14 - Loss (gain) on sale of fixed assets 112373(1)2 - Restructuring and impairment, net 17251341-1 - Metal price lag expense (income) 1 5 (1) (9) (4) (33) (1) 13 - Gain on sale of business - (318) - - (318) - - - - Business acquisition and other integration costs (A) -----2814 - Other, net (1)53310245 Adjusted EBITDA $289 $302 $305 $319 $1,215 $334 $355 $322 (A) Effective in the second quarter of fiscal 2019, management removed the impact of business acquisition and other integration costs from Adjusted EBITDA in order to enhance the visibility of the underlying operating performance of the Company. The impact of "Business acquisition and other integration costs", which are costs, primarily legal and professional fees, presented above associated with our pending acquisition of Aleris, is now reported as a separate line item in this reconciliation and on our condensed consolidated statement of operations. This change in presentation does not impact our condensed consolidated financial statements. © 2019 Novelis 15

FREE CASH FLOW AND LIQUIDITY Q1 Q2 Q3 (in $ m) Q1 Q2 Q3 Q4 FY18 FY19 FY19 FY19 Cash (used in) provided by operating activities (45) 139 143 349 586 48 162 114 Cash (used in) provided by investing activities (31) 273 (72) (87) 83 (52) (291) (91) Plus: Cash used in the acquisition of assets under a ------239- capital lease Less: (proceeds) outflows from sale of assets, net of (1) (311) 8 41 (263) - (2) - transaction fees, cash income taxes and hedging Free cash flow $(77) $101 $79 $303 $406 $(4) $108 $23 Capital expenditures 39 43 54 90 226 54 60 96 “Free cash flow” consists of: (a) “net cash provided by (used in) operating activities,” (b) plus "net cash provided by (used in) investing activities” (c) plus cash used in the “Acquisition of assets under a capital lease”, and (d) less “proceeds from sales of assets and business, net of transaction fees, cash income taxes and hedging”. All prior periods presented conform to the presentation adopted for the current period. Q1 Q2 Q3 (in $ m) Q1 Q2 Q3 Q4 FY18 FY19 FY19 FY19 Cash and cash equivalents 565 949 757 920 920 853 829 797 Availability under committed credit facilities 671 700 967 998 998 1,059 907 884 Liquidity $1,236 $1,649 $1,724 $1,918 $1,918 $1,912 $1,736 $1,681 © 2019 Novelis 16